RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
Relationship with Old IAC prior to the Separation
New IAC’s combined statement of operations includes allocations of costs, including stock-based compensation expense, related to IAC’s accounting, treasury, legal, tax, corporate support and internal audit functions. To the extent applicable, Old IAC has historically allocated costs related to its accounting, treasury, legal, tax, corporate support and internal audit functions that are incurred at the Old IAC legal entity level to its publicly traded subsidiaries, Match Group and ANGI Homeservices, including HomeAdvisor for periods prior to the Combination, based upon time spent or other cost drivers, such as revenue, number of legal entities or transaction volume, in their standalone financial statements. For periods subsequent to the Match Group IPO in November 2015 and the Combination in September 2017, Old IAC billed Match Group and ANGI Homeservices for any services provided under the applicable services agreements. The remaining unallocated expenses of Old IAC related to its accounting, treasury, legal, tax, corporate support and internal audit functions were allocated to New IAC based upon time spent or other cost drivers, such as revenue, number of legal entities or transaction volume. Allocated costs, inclusive of stock-based compensation expense, were $146.0 million, $178.2 million and $126.7 million, in 2019, 2018 and 2017, respectively. It is not practicable to determine the actual expenses that would have been incurred for these services had New IAC operated as a standalone entity during the periods presented. Management considers the allocation method to be reasonable.
The portion of interest income reflected in the combined statement of operations that is related party in nature, was $0.4 million, $0.3 million and $23.7 million, for the years ended December 31, 2019, 2018 and 2017, respectively, and is included in “Interest income, net” in the table below.
The following table summarizes the components of the net decrease (increase) in Old IAC’s investment in IAC Holdings, Inc. for the years ended December 31, 2019, 2018 and 2017:

	Years Ended December 31,
	2019	2018	2017
	(In thousands)
Cash transfers (from) to Old IAC related to its centrally managed U.S. treasury function, acquisitions and cash expenses paid by Old IAC on behalf of IAC Holdings, Inc., net	$(182,382)	$215,993	$(21,058)
Taxes	(1,874)	1,120	44,798
Interest income, net	420	325	23,656
Allocation of costs from Old IAC	(80,143)	(71,977)	(62,180)
Net (increase) decrease in Old IAC's investment in IAC Holdings, Inc.	$(263,979)	$145,461	$(14,784)
Notes Receivable—Related Party
During 2019, New IAC, through two domestic subsidiaries, entered into loan agreements with Old IAC for cash transfers to Old IAC under its centrally managed U.S. treasury function. The outstanding receivable at December 31, 2019 is $55.3 million and bears interest at a rate per annum equal to the Monthly Short-Term Applicable Federal Rate and is due on demand. The interest rate at December 31, 2019 was 1.59%.
Long-term Debt—Related Party
On December 14, 2018, New IAC, through a domestic subsidiary, entered into a loan with Old IAC for up to an amount not to exceed $15.0 million for general working capital purposes in the ordinary course of business. During the first quarter of 2019, the outstanding balance at December 31, 2018 of $2.5 million was repaid.
Guarantee of Old IAC Senior Notes
On November 15, 2013 and December 21, 2012, Old IAC issued $500.0 million aggregate principal amount of 4.875% Senior Notes due November 30, 2018 ("4.875% Senior Notes") and $500.0 million aggregate principal amount of 4.75% Senior Notes due December 15, 2022 ("4.75% Senior Notes"), respectively. The 4.875% and 4.75% Senior Notes are unconditionally guaranteed by certain of New IAC's domestic subsidiaries. On November 30, 2017, Old IAC redeemed the 4.875% Senior Notes and repaid the outstanding balance of $361.9 million. On August 23, 2019, Old IAC redeemed the 4.75% Senior Notes and repaid the outstanding balance of $34.5 million. New IAC did not pay any amount (or record any liability) as a result of our guarantee of Old IAC's Senior Notes.
Relationship with New Match following the Separation
If the Separation is consummated, New IAC shall enter into certain agreements with New Match to govern the relationship between New IAC and New Match following the Separation. These agreements will include: a tax sharing agreement; a services agreement; and an employee matters agreement.
New IAC and ANGI
Old IAC and ANGI, in connection with the Combination, entered into a contribution agreement; an investor rights agreement; a services agreement; a tax sharing agreement; and an employee matters agreement. If the Separation is consummated, Old IAC shall assign these agreements to New IAC.
Additionally, on September 29, 2017, Old IAC and ANGI entered into two intercompany notes (collectively referred to as "Intercompany Notes") to ANGI as follows: (i) a Payoff Intercompany Note, which provided the funds necessary to repay the outstanding balance under Angie's List's previously existing credit agreement, totaling $61.5 million; and (ii) a Working Capital Intercompany Note, which provided ANGI with $15 million for working capital purposes. These Intercompany Notes were repaid on November 1, 2017, with a portion of the proceeds from the ANGI Term Loan that were received on the same date.
For the years ended December 31, 2019 and 2018 and for the period subsequent to the Combination through December 31, 2017, 0.5 million, 0.9 million and 0.4 million shares, respectively, of ANGI Class B common stock were issued to IAC pursuant to the employee matters agreement as reimbursement for shares of IAC common stock issued in connection with the exercise and vesting of IAC equity awards held by ANGI employees.
On October 10, 2018, Old IAC was issued 5.1 million shares of Class B common stock of ANGI pursuant to the post-closing adjustment provision of the Angie's List merger agreement.
For the years ended December 31, 2019 and 2018 and for the period subsequent to the Combination through December 31, 2017, ANGI was charged $4.8 million, $5.7 million and $1.7 million, respectively, by Old IAC for services rendered pursuant to the services agreement. There were no outstanding receivables or payables pursuant to the services agreement as of December 31, 2019. At December 31, 2018, Old IAC had a $0.1 million outstanding payable to ANGI, pursuant to the services agreement. This amount was deducted from the charges due from ANGI pursuant to the services agreement discussed above during the first quarter of 2019.
New IAC and Match Group
For the years ended December 31, 2019, 2018 and 2017, Match Group incurred rent expense of $5.8 million, $5.2 million and $5.1 million, respectively, for the leasing of office space for certain of its businesses at properties owned by New IAC. The respective amounts were paid in full by Match Group at December 31, 2019, 2018 and 2017, respectively.
In December 2017, certain international subsidiaries of Match Group agreed to sell net operating losses, which were not expected to be utilized by Match Group, to a New IAC subsidiary for $0.9 million.
New IAC and Expedia
Each of New IAC and Expedia has a 50% ownership interest in two aircraft that may be used by both companies. New IAC and Expedia purchased an aircraft during the second quarter of 2017 to replace a previously owned aircraft, which was subsequently sold on February 13, 2018. New IAC paid $17.4 million (50% of the total purchase price and refurbish costs) for its interest in the new aircraft. In addition, in 2019, New IAC and Expedia entered into an agreement to jointly acquire a new corporate aircraft for a total expected cost of $72.3 million (including purchase price and related costs), with each company to bear 50% of such expected cost. New IAC paid approximately $23 million in 2019 in connection with our joint entry into the purchase agreement, and the respective share of the balance is due upon delivery of the new aircraft, which is expected to occur in early 2021. Members of the aircraft flight crews are employed by an entity in which each of New IAC and Expedia has a 50% ownership interest. New IAC and Expedia have agreed to share costs relating to flight crew compensation and benefits pro-rata according to each company's respective usage of the aircraft, for which they are separately billed by the entity described above. IAC and Expedia are related parties since they are under common control, given that Mr. Diller serves as Chairman and Senior Executive of both Old IAC and Expedia and subsequent to the Separation will serve as Chairman and Senior Executive of New IAC. For the years ended December 31, 2019, 2018 and 2017, total payments made to this entity by New IAC were not material.